Morgan Stanley Variable Investment Series -Strategist Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Valspar Corp. 4.200% due 1/15/2022
Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.854
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.09
Brokers: Deutsche Bank Securities, Mitsubishi UFJ Securities, US Bancorp, BofA Merrill Lynch, Goldman, Sachs & Co., Wells Fargo Securities, ANZ Securities, PNC Capital Markets LLC, ING, Lloyds Securities, Comerica Securities, HSBC
Purchased from: Deutsche Bank Securities

Securities Purchased: Rabobank Nederland 3.375% due 1/19/2017
Purchase/Trade Date: 1/11/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $70,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.20
Brokers: Barclays Capital Inc., Credit Suisse Securities (SA) LLC; Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital

Securities Purchased: BMC Software Inc. 4.250% due 2/15/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.468
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan, Barclays Capital, RBC Capital Markets, RBS, Wells Fargo Securities, Credit Suisse, Morgan Stanley, Citigroup
Purchased from: Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 2.150% due
3/1/2017
Purchase/Trade Date: 2/8/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund:  0.002
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander, US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from:  Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 3.550% due
3/1/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.747
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander, US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Koninklijke Philips Electronics 3.750% due 3/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.545
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.22
Brokers: Deutsche Bank Securities, HSBC, JP Morgan, BofA Merrill Lynch, Credit Suisse, BNP Paribas, Citi, ING, Mitsubishi UFJ Securities, Mizuho Securities, Rabo Securities, RBS, Santander, Societe Generale, Standard Chartered Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: Phillips 66 4.300% due 4/1/2022
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.763
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.07
Brokers: Citigroup, Credit Suisse, JP Morgan, RBS, BofA Merrill Lynch, DNB Markets, Mitsubishi UFJ Securities, RBC Capital Markets, BNP Paribas, Deutsche Bank Securities, Lloyds Securities, Mizuho Securities, PNC Capital Markets LLC, Scotiabank, SMBC Nikko
Purchased from: JP Morgan

Securities Purchased: Volkswagen International Finance NV 2.375% due
3/22/2017
Purchase/Trade Date: 3/19/2012
Offering Price of Shares: $99.355
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.30
Brokers: BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., Morgan Stanley Purchased from: Merrill Lynch

Securities Purchased: HSBC Holdings PLC 4.000% due 3/30/2022
Purchase/Trade Date: 3/27/2012
Offering Price of Shares: $99.348
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.13
Brokers: HSBC Securities (USA) Inc., ABN AMRO Bank N.V., ANZ Securities, Inc., BMO Capital Markets Corp., CIBC World Markets Corp., Citigroup
Global Markets Inc., Comerica Securities Inc., Credit Agricole Securities
(USA) Inc., Credit Suisse Securities (USA) LLC, Danske Markets, Inc., Goldman, Sachs & Co., ING Financial Markets LLC, Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, nabSecurities, LLC, RBC Capital Markets LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, SunTrust Robinson Humphrey, Inc., The Williams Capital Group, L.P., UBS Securities LLC, UniCredit Capital Markets LLC, Wells
Fargo Securities, LLC
Purchased from: HSBC Securities

Securities Purchased: Barrick Gold Corp. 3.850% due 4/5/2022
Purchase/Trade Date: 3/29/12
Offering Price of Shares: $99.943
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.18
Brokers: Citigroup, JP Morgan, Morgan Stanley, RBC Capital Markets, BMO Capital Markets, CIBC, HSBC, Scotiabank, TD Securities, UBS Investment Bank, Barclays, BNP Paribas, Deutsche Bank Securities, Goldman, Sachs & Co.,
BofA Merrill Lynch, RBS
Purchased from: JP Morgan

Securities Purchased: Altera Corp. 1.750% due 5/15/2017
Purchase/Trade Date: 5/1/2012
Offering Price of Shares: $99.847
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.08
Brokers: BofA Merrill Lynch, JP Morgan, Morgan Stanley, Citigroup, US Bancorp, The Williams Capital Group, LP
Purchased from: Merrill Lynch

Securities Purchased: BP Capital Markets PLC 3.245% due 5/6/2022
Purchase/Trade Date: 5/2/12
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.15
Brokers: Credit Suisse, Mizuho Securities, Morgan Stanley, RBS, UBS Investment Bank
Purchased from: Credit Suisse Securities

Securities Purchased: Diageo Capital plc 2.875% due 5/11/2022
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.638
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.15
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities

Securities Purchased: Republic Services Inc. 3.550% due 6/1/22
Purchase/Trade Date: 5/14/12
Offering Price of Shares: $99.723
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.15
Brokers: Deutsche Bank Securities, Wells Fargo Securities, Mitsubishi UFJ Securities, RBC Capital Markets, Banca IMI, Goldman, Sachs & Co., SMBC Nikko Purchased from: Wells Fargo

Securities Purchased: Murphy Oil Corp. 4.000% due 6/1/2022
Purchase/Trade Date: 5/15/12
Offering Price of Shares: $99.786
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.06
Brokers: JP Morgan, Wells Fargo Securities, BofA Merrill Lynch, DNB Markets, Citigroup, Deutsche Bank Securities, Mitsubishi UFJ Securities, Raymond James Morgan Keegan
Purchased from: JP Morgan

Securities Purchased: McDonald's Corp.1.875% due 5/29/19
Purchase/Trade Date: 5/23/12
Offering Price of Shares: $99.045
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.07
Brokers: Goldman, Sachs & Co., JP Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, ANZ Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Rabo Securities USA, Inc., RBC Capital Markets, LLC, RBS Securities Inc., SG Americas Securities, LLC, Standard Chartered Bank, SunTrust Robinson Humphrey, Inc., The The Williams Capital Group, L.P., U.S. Bancorp Investments, Inc.
Purchased from: JP Morgan

Securities Purchased: United Technologies Corporation 4.500% due 6/1/42 Purchase/Trade Date: 5/24/12
Offering Price of Shares: $98.767
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, BNP Paribas, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities

Securities Purchased: Eastman Chemical Company 3.600% due 8/15/2022 Purchase/Trade Date: 5/29/12
Offering Price of Shares: $99.224
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays, Citigroup, JP Morgan, BofA Merrill Lynch, , Morgan
Stanley, RBS
Purchased from: JP Morgan

Securities Purchased: Kraft Foods Group Inc. 5.000% due 6/4/42
Purchase/Trade Date: 5/30/12
Offering Price of Shares: $99.293
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays, Citigroup, Goldman, Sachs & Col., JP Morgan, RBS, Credit Suisse, Deutsche Bank Securities, HSBC, Wells Fargo Securities, BBVA Securities, BNP Paribas, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital Markets, UBS Investment Bank, US Bancorp, Blaylock Robert Van, LLC, The Williams Capital Group L.P. Purchased from: Barclays Capital

Securities Purchased: Boston Properties LP 3.850% due 2/1/23
Purchase/Trade Date: 5/31/12
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.23
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan, Morgan Stanley, Deutsche Bank Securities, Wells Fargo Securities, BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities, RBS, SunTrust Robinson Humphrey, TD Securities, US Bancorp
Purchased from: Merrill Lynch